Derivatives And Other Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivatives And Other Financial Instruments [Abstract]
Derivatives And Other Financial Instruments
NOTE 13 – DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS:

a.	Fair value of financial instruments:

The fair value of the financial instruments included in the working capital of the Group is usually identical or close to their carrying value. The fair value of long-term receivables, long-term loans and other long-term liabilities also approximates the carrying value, since they bear interest at rates close to the prevailing market rates. The amounts funded in respect of employee rights are stated at surrender value which is closed to its fair value.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

1)	The carrying amount of cash and cash equivalents, trade receivables and trade payables approximates their fair values due to the short-term maturities of these instruments.

2)	The fair value of short and long-term marketable securities is based on quoted market prices.

3)	The fair value of derivatives generally reflects the estimated amounts that the Company would receive or pay to terminate the contracts at the reporting dates.

As to the fair value of derivatives, see b. below. As to the fair value of marketable debt securities, see note 12b.

b.      Derivative financial instruments:

The Company's risk management strategy includes the use of derivative financial instruments to reduce the volatility of earnings and cash flows associated with changes in foreign currency exchange rates.

ASC No. 815, "Derivatives and Hedging" ("ASC 815"), requires the Company to recognize all of its derivative instruments as either assets or liabilities on the balance sheet at fair value. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation.

During 2011 and 2010, the Company entered into several foreign currencies forward and cylinder contracts for conversion of Australian dollar, British Pounds, Euro and NIS into a notional amount in dollars.

As of December 31, 2011, the Company had forty fiveopen contracts, not designated for hedging, for the conversion of such foreign currencies into a total of approximately $16.7 million, the net fair value income of which as of December 31, 2011 is $483,000, which reflects the estimated amounts that the Group would receive for the termination of the contracts at the reporting date and which was recorded to financial income. As of December 31, 2010, the Company had fifty six open contracts of this nature for the conversion of such foreign currencies into a total of approximately $26.3 million, the net fair value income of which as of December 31, 2010 was $481,000.

Starting fourth quarter of 2010, the Company entered into derivative instrument arrangements to hedge a portion of anticipated NIS payroll payments. These derivative instruments are designated as cash flow hedges, as defined by ASC 815. The transactions to hedge salary payments are made on denominated amounts that are no more than forecasted cash flows for salaries and benefits according to the Company's budget and on the dates that the cash flows are expected to be paid. Therefore, those transactions are all effective and the results are recorded as payroll expenses at the time that the hedged expense is recorded. The Company does not enter into derivative transactions for trading purposes.

For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the line item associated with the hedged transaction in the period or periods during which the hedged transaction affects earnings. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of future cash flows of the hedged item, if any, is recognized in financial income/expense in the period of change.

	Notional amount		Fair value
	December 31,		December 31,
	2011	2010	2011	2010
	U.S. $ in thousands
Forward contracts to hedge payroll expenses	7,365	12,130	(425)	469

The following table summarizes activity in accumulated other comprehensive income related to derivatives classified as cash flow hedges held by the Company during the reported years:

	Year Ended
	December 31,
	2011	2010
	U.S. $ in thousands
Balance at beginning of year	469	-
Unrealized gains from derivatives, net of tax	148	469
Reclassifications into earnings from other comprehensive income	(1,042)	-
Balance at end of year	(425)	469

The Company currently hedges its exposure to the variability in future cash flows for a maximum period of one year. At December 31, 2011, the Company expects to reclassify all of the net gains on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next twelve months.

The fair value of the Company's outstanding derivative instruments at December 31, 2011 and December 31, 2010 is summarized below:

		Fair value of derivatives instruments
		December 31,
	Balance sheet location	2011	2010
Derivative assets:		U.S. $ in thousands

Foreign exchange option contracts		(316)	-
Foreign exchange forward contracts		374	950

		58	950
Derivative assets	Other receivables	785	950
Derivative liabilities	Other payables	(727)	-